UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2019 (April 29, 2019)

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On December 6, 2018, Och-Ziff Capital Management Group LLC (the “Company”) announced it intended to change its U.S. federal income tax classification from a partnership to a corporation and that it intended to subsequently convert (the “Conversion”) from a limited liability company into a corporation (the “Corporation”). On April 2, 2019, the Company announced that its change in tax classification was effective as of April 1, 2019, while remaining a limited liability company under Delaware law.

Item 8.01. Other Events.

The Conversion was unanimously approved by the Company’s Nominating, Corporate Governance and Conflicts Committee and then by the Company’s full Board of Directors on April 29, 2019. Under the Company’s Second Amended and Restated Limited Liability Company Agreement (as amended, the “LLC Agreement”), no vote of the members is required or will be sought for the Conversion.

Plan of Conversion

On April 29, 2019, to implement the Conversion, the Company filed with the Delaware Secretary of State the Certificate of Conversion to a Corporation of the Company (the “Certificate of Conversion”) and Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”). The Company anticipates the Conversion will become effective at 12:01 a.m. (Eastern Time) on May 9, 2019 (the “Effective Time”). Following the Conversion, the Corporation will be named “Och-Ziff Capital Management Group Inc.” As noted in the Form 8-K filed on February 8, 2019, the name will be further amended no later than December 31, 2019 to no longer use the names “Och”, “Ziff” and “Och-Ziff.”

At the Effective Time, the Company will convert to the Corporation pursuant to a plan of conversion (the “Plan of Conversion”), and the Certificate of Incorporation and the By-Laws of the Corporation (the “By-Laws”) will become effective.

The foregoing description of the Plan of Conversion, Certificate of Conversion, Certificate of Incorporation and By-Laws does not purport to be complete and is qualified in its entirety by reference to Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Common Stock of the Corporation

On April 29, 2019, the Company notified the New York Stock Exchange (the “NYSE”) that the Certificate of Conversion had been filed with the Secretary of State of the State of Delaware. At the Effective Time, (i) each Class A share, representing Class A limited liability company interests of the Company (“Class A Common Shares”), outstanding immediately prior to the Effective Time will be converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.01 par value per share, of the Corporation (“Class A Common Stock”) and (ii) each Class B share, representing Class B shares of the Company (“Class B Common Shares”), outstanding immediately prior to the Effective Time will be converted into one issued and outstanding, fully paid and nonassessable share of Class B common stock, $0.01 par value per share, of the Corporation (“Class B Common Stock” and, together with the Class A Common Stock, “Common Stock”). The Company will request that, as of the open of trading on May 9, 2019, the NYSE cease trading of the Class A Common Shares and commence trading of the Class A Common Stock on the NYSE under the existing ticker symbol “OZM.” No action by the current holders of Class A Common Shares or Class B Common Shares is currently anticipated and no new CUSIP numbers will be issued.

Rights of Stockholders

The Certificate of Incorporation and By-Laws provide the Corporation’s stockholders following the Conversion with substantially the same rights and obligations that members have in the LLC Agreement. Following the Conversion, except as otherwise expressly provided in the Certificate of Incorporation and By-Laws, the holders of Common Stock will be entitled to vote on all matters on which stockholders of a corporation are generally entitled to vote on under the Delaware General Corporation Law (the “DGCL”), including the election of the board of directors of the Corporation. Holders of Class A Common Stock will be entitled to one vote per share of Class A Common Stock. Holders of Class B Common Stock will be entitled to one vote per share of the Class B Common Stock, subject to any terms of the Governance Agreement, entered into by and among the Company, Och-Ziff Holding Corporation, Och-Ziff Holding LLC, OZ Management LP, OZ Advisors LP, OZ Advisors II LP and Daniel S. Och dated as of February 7, 2019. The Class B Common Stock is non-economic and shall not be entitled to (i) dividends from the Corporation or (ii) receive any assets of the Corporation in the event of any dissolution, liquidation or winding up of the Corporation.

Directors and Executive Officers

The directors and executive officers of the Company immediately prior to the Effective Time will become the directors and executive officers of the Corporation at the Effective Time. In addition, the committees of the board, and the membership thereof, immediately prior to the Effective Time, will be replicated at the Corporation at the Effective Time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Plan of Conversion

99.2	Certificate of Conversion to a Corporation of Och-Ziff Capital Management Group LLC

99.3	Certificate of Incorporation of Och-Ziff Capital Management Group Inc.

99.4	By-Laws of Och-Ziff Capital Management Group Inc.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, the transactions described herein; its effect on the Company, including on the Company’s cash flows, balance sheet and earnings; the Company’s ability to create value; the Company’s growth prospects; the anticipated benefits of converting from a limited liability company into a corporation and the Company’s ability to complete the Company’s conversion from a limited liability company into a corporation on a timely basis or at all; and future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved.

The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight and fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the U.S. Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice; and whether the Company realizes all or any of the anticipated benefits from the transactions described herein; whether the transactions described herein result in any increased or unforeseen costs, indemnification obligations or have an impact on the Company’s ability to retain or compete for professional talent or investor capital; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, dated March 15, 2019, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The Company does not undertake to update any forward-looking statement because of new information, future developments or otherwise.

This Current Report on Form 8-K does not constitute an offer of any Company fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director

April 30, 2019